SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                      0-26483                 94-3236309
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)        Identification Number

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

Item 5. Other Events.

On March 13, 2003, VaxGen, Inc. (the "Company") issued a press release that the Company's CEO Lance K. Gordon, Ph.D., will provide updated guidance regarding expected cash and revenue from grants and contracts. The Company expects to receive total cash, which is composed of revenue and capital from other sources of cash, to total $20.4 million this year. Revenue alone is expected to total $16.1 million, up 24% from previous guidance of $13 million. These figures do not include $18 million in available cash that the Company had as of December 31, 2002.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     EXHIBIT               DESCRIPTION

       99.1                Press Release issued March 13, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VaxGen, Inc.
                                                        (Registrant)


Dated: March 13, 2003                                   By: /s/ Carter A. Lee
                                                        ------------------------
                                                        Carter A. Lee
                                                        Senior Vice President
                                                        Finance & Administration

                                  EXHIBIT INDEX

EXHIBIT No.     DESCRIPTION
-----------     -----------

    99.1        Press Release issued March 13, 2003.